UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – June 11, 2008

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, CT	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; “Pequot” refers to Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P, collectively; and “Constellation” refers to Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC, collectively.

ITEM 1.01  Entry into a Material Definitive Agreement

(1)           Pequot Notes and Warrants

On June 11, 2008, the Company issued and sold to (1) Pequot Private Equity Fund III, L.P (“PPEF”) a promissory note in the principal amount of $2,410,235 (the “June 11 PPEF Note”), (2) Pequot Offshore Private Equity Partners III, L.P (“POPEP” and collectively with PPEF, “Pequot”) a promissory note in the principal amount of $339,765 (the “June 11 POPEP Note” and collectively with the June 11 PPEF Note, the “June 11 Pequot Notes”), (3) PPEF warrants entitling PPEF to purchase 642,729 shares of the Company’s next designated series of preferred stock at an exercise price of $0.375 (the “June 11 PPEF Warrants”) and (4) POPEP warrants entitling POPEP to purchase 90,604 shares of the Company’s next designated series of preferred stock at an exercise price of $0.375, (the “June 11 POPEP Warrants”, and collectively with the June 11 PPEF Warrants, the “June 11 Pequot Warrants”).

On June 16, 2008, the Company issued and sold to (1) PPEF a promissory note in the principal amount of $219,112 (the “June 16 PPEF Note”), (2) POPEP a promissory note in the principal amount of $30,888 (the “June 16 POPEP Note” and collectively with the June 16 PPEF Note, the “June 16 Pequot Notes”, and the June 16 Pequot Notes, collectively with the June 11 Pequot Notes, the “Pequot Notes”), (3) PPEF warrants entitling PPEF to purchase 56,545 shares of the Company’s designated series of preferred stock designated after the next series of preferred stock at an exercise price of $0.3875, (the “June 16 PPEF Warrants”) and (4) POPEP warrants entitling POPEP to purchase 7,971 shares of the Company’s designated series of preferred stock designated after the next series of preferred stock at an exercise price of $0.3875, (the “June 16 POPEP Warrants”, and collectively with the June 16 PPEF Warrants, the “June 16 Pequot Warrants”, and the June 16 Pequot Warrants collectively with the June 11 Pequot Warrants, the “Pequot Warrants”).

Pequot currently owns approximately 57% of the Company’s voting stock and has the right to acquire up to 60% of the Company’s voting stock.  Both Gerald A. Poch and Sterling Phillips are members of the Company’s Board of Directors and are also affiliated with Pequot.

The Pequot Notes are due and payable in full on December 15, 2009. The Pequot Notes will bear interest at a rate per annum equal to 8.5%. Interest on the June 11 Pequot Notes shall be due and payable in cash or, at the option of the Company, in shares of the Company’s next designated series of preferred stock at a price per share of $0.33.  Interest on the June 16 Pequot

Notes shall be due and payable in cash or, at the option of the Company, in shares of the Company’s designated series of preferred stock designated after the next series of preferred stock at a price per share of $0.341.

The right of repayment of principal and interest on the Pequot Notes is subordinated to the rights and security interest of (i) GE Commercial Distribution Finance Corporation (“CDF”) in connection with the August 21, 2007, secured Credit Facilities Agreement (“Credit Facilities Agreement”) with CDF, as Administrative Agent, GECC Capital Markets Group, Inc., as Sole Lead Arranger and Sole Bookrunner, and CDF and the other lenders listed in the Credit Facilities Agreement, and (ii) Columbia Partners, L.L.C. Investment Management, as Investment Manager and National Electric Benefit Fund (“NEBF”) in connection with the November 23, 2005, secured credit agreement (the “CP/NEBF Credit Agreement”) with Columbia Partners, L.L.C. Investment Management, as Investment Manager, and NEBF, as Lender (CDF and NEBF collectively, the “Senior Lenders” and the Credit Facilities Agreement and the CP/NEBF Credit Agreement collectively the “Senior Debt”).  While any default or event of default has occurred and is continuing with respect to any Senior Debt, the Company is prohibited from making any payments or distribution in respect of the Pequot Notes.

Upon an event of default, as set forth in the Pequot Notes, the holders of the Pequot Notes may declare all amounts outstanding under the Pequot Notes immediately due and payable and exercise other remedies permitted by the Pequot Notes or at law or in equity, subject to the above mentioned subordination.

The June 11 Pequot Notes are filed herewith as Exhibits 10.1 and 10.2. The June 16 Pequot Notes are filed herewith as Exhibits 10.3 and 10.4.  The foregoing description of the Pequot Notes does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

The June 11 Pequot Warrants expire on June 11, 2012.  The June 16 Pequot Warrants expire on June 16, 2012.  The holders of the Pequot Warrants may exercise the purchase rights represented by the Pequot Warrants at any time after the Company’s designation of the series of preferred stock for which they are exercisable.  Cashless exercise is permitted.  The purchase price per share at which the holders of the June 11 Pequot Warrants can purchase the Company’s shares of its next designated series of preferred stock is $.375 per share.  The purchase price per share at which the holders of the June 16 Pequot Warrants can purchase the Company’s designated series of preferred stock designated after the next series of preferred stock is $0.3875 per share.

The form of the June 11 Pequot Warrants is filed herewith as Exhibits 10.5. The form of the June 16 Pequot Warrants is filed herewith as Exhibits 10.6. The foregoing description of the Pequot Warrants does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

(2)           Second Amended and Restated Pequot Notes

On February 28, 2008, the Company issued and sold to (1) PPEF a promissory note in the principal amount of $2,191,123, and (2) POPEP  a promissory note in the principal amount of

$308,877. These notes were due and payable in full on the later of (a) March 29, 2008, or (b) the date that the Company has obtained all necessary consents from its lenders (the “Original February Notes”).  On March 28, 2008 the Company and Pequot amended the Original February Notes to change the Maturity Date as follows: thirty percent (30%) of the principal amount of the Amended Pequot Notes ($750,000) is due and payable on December 28, 2008, and the remaining principal balance and all interest accrued from February 28, 2008 to the date of payment of the principal amount is due on March 28, 2009 (the “First Amended Notes”).

On June 11, 2008 the Company and Pequot further amended the First Amended Notes to further change the Maturity Date such that the principal balance and all interest accrued on each note from February 28, 2008 to the date of payment of the principal amount of such note shall be due on December 15, 2009 (the “Second Amended Notes”).

The Second Amended Pequot Notes are filed herewith as Exhibits 10.7 and 10.8. The foregoing description of the Second Amended Pequot Notes does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

The description of the First Amended Notes is qualified in its entirety by reference to the First Amended Notes previously filed as Exhibits 10.1 and 10.2 to the Company’s disclosure on Form 8-K, filed with the Securities and Exchange Commission on March 31, 2008.

The description of the Original Pequot Notes is qualified in its entirety by reference to the Pequot Notes previously filed as Exhibits 10.1 and 10.2 to the Company’s disclosure on Form 8-K, filed with the Securities and Exchange Commission on March 3, 2008.

(3)           Constellation Notes and Warrants

On June 16, 2008, the Company issued and sold to (1) Constellation Venture Capital II, L.P. (“CV”) a promissory note in the principal amount of $249,617.80 (the “CV Note”), (2) Constellation Venture Capital Offshore II, L.P. (“CVO”) a promissory note in the principal amount of $132,834.65 (the “CVO Note”), (3) The BSC Employee Fund VI, L.P. (“BSC”) a promissory note in the principal amount of $111,313.95 (the “BSC Note”), (4) CVC Partners II, LLC (“CVC”) a promissory note in the principal amount of $6,233.60 (the “CVC Note” and collectively with the CV Note, the CVO Note and the BSC Note, the “Constellation Notes”), (5) CV warrants entitling CV to purchase 64,417 shares of the Company’s designated series of preferred stock designated after the next series of preferred stock at an exercise price of $0.3875 (the “CV Warrants”), (6) CVO warrants entitling CVO to purchase 34,280 shares of the Company’s designated series of preferred stock designated after the next series of preferred stock at an exercise price of $0.3875, (the “CVO Warrants”), (7) BSC warrants entitling BSC to purchase 28,726 shares of the Company’s designated series of preferred stock designated after the next series of preferred stock at an exercise price of $0.3875 (the “BSC Warrants”), (8) CVC warrants entitling CVC to purchase 1,609 shares of the Company’s designated series of preferred stock designated after the next series of preferred stock at an exercise price of $0.3875 (the “CVC Warrants and collectively with the CV Warrants, the CVO Warrants and the BSC Warrants, the “Constellation Warrants” and together with the June 16 Pequot Warrants, the “June 16 Warrants”).

Constellation currently owns approximately 15% of the Company’s voting stock and has the right to acquire up to 15% of the Company’s voting stock.  Thomas Wasserman is a member of the Company’s Board of Directors and is also affiliated with Constellation.

The Constellation Notes are due and payable in full on December 15, 2009.  The Constellation Notes will bear interest at a rate per annum equal to 8.5%. Interest on the Constellation Notes shall be due and payable in cash or, at the option of the Company, in shares of the Company’s designated series of preferred stock designated after the next series of preferred stock at a price per share of $.341.

The right of repayment of principal and interest on the Constellation Notes is subordinated to the rights and security interest of (i) CDF in connection with the Credit Facilities Agreement, and (ii) Columbia Partners, L.L.C. Investment Management, as Investment Manager and NEBF in connection with the CP/NEBF Credit Agreement.  While any default or event of default has occurred and is continuing with respect to any Senior Debt, the Company is prohibited from making any payments or distribution in respect of the Pequot Notes.

Upon an event of default, as set forth in the Constellation Notes, the holders of the Constellation Notes may declare all amounts outstanding under the Constellation Notes immediately due and payable and exercise other remedies permitted by the Constellation Notes or at law or in equity, subject to the above mentioned subordination.

The Constellation Notes are filed herewith as Exhibits 10.9, 10.10, 10.11 and 10.12. The foregoing description of the Constellation Notes does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

The Constellation Warrants expire on June 16, 2012.  The holders of the Constellation Warrants may exercise the purchase rights represented by the Constellation Warrants at any time after the Company’s designation of the series of preferred stock for which they are exercisable.  Cashless exercise is permitted.  The purchase price per share at which the holders of the Constellation Warrants can purchase the Company’s shares of it designated series of preferred stock designated after the next series of preferred stock is $.3875 per share.

The form of the June 16 Warrants, is filed herewith as Exhibit 10.6. The foregoing description of the Constellation Warrants does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

(4)           Amendments to the Credit Facilities Agreement and to the CP/NEBF Credit Agreement

On June 11, 2008, the Company and its subsidiaries (collectively with the Company, the "Companies") entered into the following agreements: (1) Fifth Amendment to the GE Commercial Distribution Finance Corporation (“CDF”) Credit Facilities Agreement (the "Fifth Amendment"), and (2) Amendment No. 4 (“Amendment No.4”) to the CP/NEBF Credit Agreement.

The Fifth Amendment and Amendment No. 4 amend the respective Senior Debt in order to accommodate the June 11 Pequot Notes and the June 11 Pequot Warrants, since the terms and conditions of the Senior Debt give the Senior Lenders the right to consent to and approve of various indebtedness incurred by the Company, and the Fifth Amendment further amends the Credit Facilities Agreement to (a) accommodate the Constellation Notes, the Constellation Warrants and Additional NEBF Debt (as hereinafter defined) for the same purpose, and (b) modify on a temporary basis certain financial covenants by reducing the minimum EBITDA covenant for the fiscal quarter ending on June 30, 2008 and the excess cash/marketable securities plus availability covenant for the fiscal months ending on June 30, 2008, July 31, 2008 and August 30, 2008, in consideration of the Company’s agreement to modify the interest rate.

On June 16, 2008 and June 17, 2008, respectively, the Companies also entered into the following agreements: (1) Consent Agreement with CDF (the "CDF Consent"), and (2) Amendment No. 5 (“Amendment No. 5”) to the CP/NEBF Credit Agreement.

The CDF Consent amends the Credit Facilities Agreement in order to clarify certain terms contained in the Fifth Amendment and consents to the terms of Amendment No. 5.  Amendment No. 5 amends the CP/NEBF Credit Agreement in order to (a) increase the borrowings under such CP/NEBF Credit Agreement by $3,000,000 (the “Additional NEBF Debt”); in particular, the Companies issued and sold to NEBF an amended and restated secured promissory note in the principal amount of $28,000,000, which replaces the secured promissory note issued and sold to NEBF in the principal amount of $25,000,000 dated November 23, 2005, (b) accommodate the Constellation Notes, the Constellation Warrants, since the terms and conditions of the CP/NEBF Credit Agreement give NEBF the right to consent to and approve of various indebtedness incurred by the Companies, and (c) modify, on same temporary basis and in the same manner as under the Fifth Amendment, the parallel financial covenants as contained in the Credit Facilities Agreement, in consideration of the Companies’ agreement to increase the Payment Premium that is due upon the earlier of the maturity date or the other specific occurrences as described in Amendment No. 5 and the CP/NEBF Credit Agreement.

Upon a breach or default by the Company with respect to the Pequot Notes, Pequot Warrants, the Constellation Notes, Constellation Warrants, or the Senior Debt not cured by the Company within any applicable grace period, the Senior Lenders may declare all outstanding obligations under the Senior Debt immediately due and payable and exercise other remedies permitted under the Senior Debt or at law or in equity.

Any term not otherwise defined in this discussion has the meaning ascribed to such term in the respective Senior Debt.  The Fifth Amendment and CDF Consent are filed herewith as Exhibits 10.13 and 10.14.  Amendment No. 4 and Amendment No. 5 are filed herewith as Exhibits 10.15 and 10.16. The foregoing description of the Fifth Amendment, the CDF Consent, Amendment No. 4 and Amendment No. 5 does not purport to be complete, and is qualified in its entirety by reference to the full text of such documents, which are incorporated by reference herein.

ITEM 2.03  Creation of a Direct Financial Obligation

Reference is made to the description of the Pequot Notes and the Constellation Notes in Item 1.01 hereof which is incorporated by reference herein.

ITEM 3.02  Unregistered Sales of Equity Securities

(a)  Date of sale and the title and amount of securities sold

As referenced in Item 1.01 above, (i) on June 11, 2008, the Company sold to Pequot the June 11 Pequot Warrants in connection with the June 11 Pequot Notes, (ii) on June 16, 2008, the Company sold to Pequot the June 16 Pequot Warrants in connection with the June 16 Pequot Notes, and (iii) on June 16, 2008, the Company sold to Constellation the Constellation Warrants in connection with the June 16 Constellation Notes.

The description of the Pequot Warrants and the Constellation Warrants is qualified in its entirety by reference to the terms of the Pequot Warrants and the Constellation Warrants, the forms of which are attached as Exhibits 10.5 and 10.6, which are incorporated herein by reference.

(b)  Consideration

The issuance of the Pequot Warrants and the Constellation Warrants was required by Pequot and Constellation  in connection with the issuance and sale of the Pequot Notes and the Constellation Notes.

(c)  Exemption from Registration Claimed

The Company issued and sold the Pequot Warrants and the Constellation Warrants in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder. Pequot and Constellation received, or had access to, material information concerning the Company, including but not limited to, the Company's reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

(d)  Terms of Exercise

The June 11 Pequot Warrants expire on June 11, 2012, the June 16 Pequot Warrants expire on June 16, 2012, and the Constellation Warrants expire on June 16, 2012.  The holders of the Pequot Warrants and the Constellation Warrants may exercise the purchase rights represented by the Pequot Warrants or the Constellation Warrants, as applicable, at any time after the Company’s designation of the series of preferred stock for which they are exercisable. Cashless exercise is permitted. The purchase price per share at which the holders of the June 11 Pequot Warrant can purchase the Company’s shares of the series of preferred stock of the Company next designated by the Company is $0.375 per share.  The purchase price per share at which the holders of the June 16 Pequot Warrant can purchase the Company’s shares of designated series of preferred stock designated after the next series of preferred stock is $0.3875 per share. The purchase price per share at which the holders of the Constellation Warrant can purchase the Company’s shares of designated series of preferred stock designated after the next series of preferred stock is $0.3875 per share.

The June 11 Pequot Warrants entitle the holders to purchase shares of the Company’s next designated series of preferred stock and the June 16 Pequot Warrants and the Constellation Warrants entitle the holders to purchase shares of the Company’s designated series of preferred stock designated after the next series of preferred stock. The terms of such future series have not yet been established.

As stated above, the description of the Pequot Warrants and the Constellation Warrants is qualified in its entirety by reference to the terms of the Pequot Warrants and the Constellation Warrants, the forms of which are attached as Exhibits 10.5 and 10.6, which are incorporated herein by reference.

ITEM 9  Financial Statements and Exhibits

9.01     Financial Statements and Exhibits

(d)       Exhibits

Exhibit 10.1	Pequot Private Equity Fund III, L.P. Subordinated Promissory Note dated June 11, 2008.

Exhibit 10.2	Pequot Offshore Private Equity Partners III, L.P. Subordinated Promissory Note dated June 11, 2008.

Exhibit 10.3	Pequot Private Equity Fund III, L.P. Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.4	Pequot Offshore Private Equity Partners III, L.P. Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.5	Form of June 11, 2008 Warrant.

Exhibit 10.6	Form of June 16, 2008 Warrant.

Exhibit 10.7	Pequot Private Equity Fund III, L.P. Second Amended Subordinated Promissory Note dated June 11, 2008.

Exhibit 10.8	Pequot Offshore Private Equity Partners III, L.P. Second Amended Subordinated Promissory Note dated June 11, 2008.

Exhibit 10.9	Constellation Venture Capital II, L.P. Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.10	Constellation Venture Capital Offshore II, L.P. Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.11	The BSC Employee Fund VI, L.P. Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.12	CVC Partners II, LLC Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.13	Fifth Amendment to GE Credit Facilities Agreement

Exhibit 10.14	CDF Consent

Exhibit 10.15	Amendment No.4 to the CP/NEBF Credit Agreement

Exhibit 10.16	Amendment No.5 to the CP/NEBF Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)
By:	/s/ Steve Stringer
Steve Stringer President and Chief Operating Officer

June 17, 2008

EXHIBIT INDEX

Exhibit

Exhibit 10.1	Pequot Private Equity Fund III, L.P. Subordinated Promissory Note dated June 11, 2008.

Exhibit 10.2	Pequot Offshore Private Equity Partners III, L.P. Subordinated Promissory Note dated June 11, 2008.

Exhibit 10.3	Pequot Private Equity Fund III, L.P. Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.4	Pequot Offshore Private Equity Partners III, L.P. Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.5	Form of June 11, 2008 Warrant.

Exhibit 10.6	Form of June 16, 2008 Warrant.

Exhibit 10.7	Pequot Private Equity Fund III, L.P. Second Amended Subordinated Promissory Note dated June 11, 2008.

Exhibit 10.8	Pequot Offshore Private Equity Partners III, L.P. Second Amended Subordinated Promissory Note dated June 11, 2008.

Exhibit 10.9	Constellation Venture Capital II, L.P. Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.10	Constellation Venture Capital Offshore II, L.P. Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.11	The BSC Employee Fund VI, L.P. Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.12	CVC Partners II, LLC Subordinated Promissory Note dated June 16, 2008.

Exhibit 10.13	Fifth Amendment to GE Credit Facilities Agreement

Exhibit 10.14	CDF Consent

Exhibit 10.15	Amendment No.4 to the CP/NEBF Credit Agreement

Exhibit 10.16	Amendment No.5 to the CP/NEBF Credit Agreement